UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1 232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	STE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At the STERIS plc (the “Company”) 2019 Annual General Meeting of Shareholders (“Meeting”), held on July 30, 2019, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 84,552,259 Ordinary Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 76,377,369 Ordinary Shares or 90.33% of the outstanding Ordinary Shares of the Company, constituting a quorum.

1.	The nominees named below were re-elected to the Board of Directors, each for a one-year term, and the results of the vote were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker non-votes
Richard C. Breeden	71,514,758	1,757,376	104,788	3,000,447
Cynthia L. Feldmann	71,342,952	1,932,218	101,752	3,000,447
Dr. Jacqueline B. Kosecoff	71,025,747	2,248,351	102,824	3,000,447
David B. Lewis	71,830,551	1,442,972	103,399	3,000,447
Walter M Rosebrough, Jr.	72,997,499	281,270	98,153	3,000,447
Dr. Nirav R. Shah	73,172,360	99,666	104,896	3,000,447
Dr. Mohsen M. Sohi	71,735,955	1,503,706	137,261	3,000,447
Dr. Richard M. Steeves	72,186,477	1,090,246	100,199	3,000,447

2.	The results of a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2020 were as follows:

Votes for	73,221,952
Votes against	3,069,739
Abstentions	85,678

3.

The results of a proposal to appoint Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office until the conclusion of the Company’s next Annual General Meeting were as follows:

Votes for	73,233,619
Votes against	3,050,484
Abstentions	93,266

4.

The results of a proposal to authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law were as follows:

Votes for	75,019,427
Votes against	1,265,197
Abstentions	92,745

5.

The results of a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 12, 2019, were as follows:

Votes for	71,956,904
Votes against	1,160,520
Abstentions	259,498
Broker non-votes	3,000,447

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Senior Vice President, General Counsel & Secretary

Date: July 31, 2019